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FORWARD LOOKING STATEMENTS 2 . Certain matters within this presentation are discussed using forward-looking language as specified in the Private Securities Litigation Reform Act of 1995, and, as such, may involve known and unknown risks, uncertainties and other factors that may cause the actual results or performance to differ from those projected in the forward-looking statements. When used, the words "anticipate," "believe," "expect," "intend," "may," "might," "plan," "estimate," "project," "should," "will," "result," and similar expressions, which do not relate solely to historical matters, are intended to identify forward-looking statements. The forwarding-looking statements include, but are not limited to, comments relating to the Company’s development pipeline, the Company’s construction and development businesses, including backlog, timing of deliveries and estimated costs, and the Company’s expectations and projections, including the estimated construction segment gross profit range, projected mezzanine loan interest income and expected financing activities such as issuances under the Company’s at-the-market equity offering program. The Company’s actual future results and trends may differ materially from expectations depending on a variety of factors discussed in the Company’s filings with the Securities and Exchange Commission (the “SEC”). These factors include, without limitation: (a) the impact of the coronavirus (COVID-19) pandemic on macroeconomic conditions and economic conditions in the markets in which the Company operates, including, among others: (i) disruptions in, or a lack of access to, the capital markets or disruptions in the Company’s ability to borrow amounts subject to existing construction loan commitments; (ii) adverse impacts to the Company’s tenants’ and other third parties’ businesses and financial condition that adversely affect the ability and willingness of the Company’s tenants and other third parties to satisfy their rent and other obligations to the Company, including deferred rent; (iii) the ability and willingness of the Company’s tenants to renew their leases with the Company upon expiration of the leases or to re-lease the Company’s properties on the same or better terms in the event of nonrenewal or early termination of existing leases; and (iv) federal, state and local government initiatives to mitigate the impact of the COVID-19 pandemic, including additional restrictions on business activities, shelter-in-place orders and other restrictions, and the timing and amount of economic stimulus or other initiatives; (b) the Company’s ability to continue construction on development and construction projects, in each case on the timeframes and on terms currently anticipated; (c) the Company’s ability to accurately assess and predict the impact of the COVID-19 pandemic on its results of operations, financial condition, dividend policy, acquisition and disposition activities and growth opportunities; (d) the Company’s ability to maintain compliance with the covenants under its existing debt agreements or to obtain modifications to such covenants from the applicable lenders; and (e) the information under the heading “Risk Factors” included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2019 and in other filings the Company makes from time to time with the SEC, including the Company’s Current Report on Form 8-K filed with the SEC on April 2, 2020.

INTRODUCTION 3 “AT ARMADA HOFFLER, OUR PRIORITY IS THE HEALTH, SAFETY, AND WELL-BEING OF OUR TEAM MEMBERS, TENANTS, AND RESIDENTS. THANK YOU TO OUR LOYAL AND DEDICATED TEAM OF PROFESSIONALS THAT CONTINUES TO ENSURE THAT EACH OF OUR OFFICE BUILDINGS, APARTMENT COMMUNITIES, SHOPPING CENTERS, AND CONSTRUCTION JOB SITES REMAIN SAFE PLACES TO LIVE AND WORK.” –LOUIS HADDAD, PRESIDENT AND CEO EMPLOYEES OPERATIONS • Ensured the safety of our employees by transitioning to a • Regularly communicating with tenants, property managers, remote work environment for all office employees beginning and vendors, providing assistance and guidance in March • Reviewing relief requests and, if warranted, establishing • Transitioned seamlessly, aided by significant IT tenant-tailored deferral/repayment plans enhancements to infrastructure and Cloud platform • Enhancing cleaning and sanitizing protocols at all investment over last 18 months properties while reducing other non-essential activities • Instituted company wide travel ban on non-essential travel • Ensuring our portfolio remains open and operating and maximized use of technology to stay in constant • Managing controllable expenses to lessen the CAM burden communication where possible for tenants CONSTRUCTION FINANCIAL • All field workers are considered essential employees under • Temporarily suspended common dividend applicable guidelines, and thus, are allowed to continue • Board of Directors elects to reduce compensation by 25%. construction activity President and CEO Louis Haddad elects to reduce base salary • Protocols for temperature monitoring, communication, and by 25% protective equipment and procedures in place • Withdrew 2020 earnings guidance and deferred the • All recommended containment and notification protocols in commencement of three development projects place for each site based on local jurisdiction • Suspended non-essential capex spending • No positive COVID-19 tests to date • Fully drew credit facility and reduced planned capital and • Ensuring all job sites are conforming to state and local redevelopment spending to preserve liquidity protocols and using enhanced cleaning and sanitizing • Suspended asset recycling initiative and postponed all acquisitions due to adverse market conditions • Paused interest recognition on two mezzanine notes to allow for extended hold period

CONSTRUCTION UPDATE 4 AHH ADVANTAGE CONSTRUCTION BUSINESS IS ON TRACK FOR ANOTHER STRONG YEAR, HELPING TO MITIGATE THE IMPACT OF THE PANDEMIC ON OUR BUSINESS AHH RESPONSE LOW HIGH – All job sites will remain open and operating under current Expected Construction Segment guidelines $7.3M $8.0M Gross Profit Range(1) – No significant third-party projects have been canceled or indefinitely delayed to date as a result of COVID-19 – All field workers are considered essential employees Third-Party Gross Profit⁽²⁾ under state and local guidance, and thus, are allowed to $8 continue construction activity $7 Millions $6 $5 Third-Party Construction Backlog $4 $3 As of 3/31/20 $236M $2 $1 $0 2013 2014 2015 2016 2017 2018⁽³⁾ 2019 2020E (1) Assuming all job sites remain open and operating under current federal, state, and local guidelines (2) No profit recognized on internal volume (3) Includes $3.4M profit from sale of distribution center

OVERALL RENT COLLECTIONS – APRIL(1) 5 $ in thousands 78% OF APRIL RENT COLLECTED ACROSS PORTFOLIO APRIL RENT COLLECTED DEFERRED APRIL RENT COLLECTED DEFERRED $12,997 $10,113 $2,854 $ 3,296 $ 2,859 $ 437 TOTAL PORTFOLIO(2)(3) TOP 20 TENANTS(2) 22% Collected 13% 87% 78% (1) April rent due plus recoveries due and rent collected as of 4/24/20 (2) WeWork at One City Center excluded. April rent was not charged due to a loss of elevator service resulting from a fire in an apartment over the office space; anticipating business interruption insurance proceeds to cover April’s rent (3) Immaterial $30K of uncollectable multifamily rent excluded

(1) MULTIFAMILY RENT COLLECTIONS – APRIL 6 $ in thousands AHH RESPONSE – Setting up reasonable payment plans for tenants that have asked for rent relief due to loss of employment – Maximizing the use of technology and limiting interaction with leasing/maintenance staff to essential tasks – Closing amenities, reducing common area access and implementing enhanced cleaning and sanitizing protocols – Optimizing marketing and providing flexible lease options to support tenant retention and new leasing APRIL RENT COLLECTED UNCOLLECTABLE DEFERRED $3,479 $3,368 $30 $81 APRIL RENT COLLECTED Collected 97% 2% 1% Uncollectable (1) Data reported relates to April rent charges and collections for multifamily tenants through 4/24/20, and does not correspond to the reporting segment classification of the properties as a whole

(1) OFFICE RENT COLLECTIONS – APRIL 7 $ in thousands APRIL RENT COLLECTED(2) TOP 10 TENANTS: APRIL RENT COLLECTED(2) 100% 100% APRIL RENT COLLECTED DEFERRED $3,035 $3,024 $11 AHH RESPONSE – Communicating regularly with tenants ensuring compliance with state and local guidelines – Managing controllable expenses to lessen the CAM burden where possible – Enhancing cleaning and sanitizing protocols at all properties (1) Data reported relates to April rent charges and collections for office tenants through 4/24/20, and does not correspond to the reporting segment classification of the properties as a whole (2) WeWork at One City Center excluded. April rent was not charged due to a loss of elevator service resulting from a fire in an apartment over the office space; anticipating business interruption insurance proceeds to cover April’s rent

(1) RETAIL RENT COLLECTIONS – APRIL 8 $ in thousands AHH RESPONSE – Communicating regularly with tenants and ensuring compliance with state and local guidelines – Reviewing relief requests and, if warranted, establishing tenant-specific deferral/repayment plans – Managing controllable expenses to lessen the CAM burden where possible APRIL RENT COLLECTED DEFERRED $6,483 $3,721 $2,762 TOP 10 TENANTS: APRIL TENANT OPERATING APRIL RENT COLLECTED RENT COLLECTED(2) STATUS(2) 22% Collected 34% 57% 39% 43% 78% 27% Open Closed TENANTS DEFERRED % OF TOTAL Resolved 115 $900 33% Negotiating 194 1,862 67% 309 $2,762 (1) Data reported relates to April rent charges and collections for retail tenants through 4/24/20, and does not correspond to the reporting segment classification of the properties as a whole (2) As a percentage of April rent and recovery charges

(1) RETAIL RENT COMPOSITION – APRIL 9 TENANT MIX BASED ON TENANT MIX BASED ON APRIL RENT DUE(2) APRIL RENT DUE(2) 20% 33% 56% 25% 67% Anchor In-Line & National Outparcel Collected Deferred Collected Deferred Anchors 88% 12% National 58% 42% Junior Anchors 58% 42% Local/Regional 56% 44% In-Line & Outparcels 46% 54% (1) Data reported relates to April rent charges and collections for retail tenants through 4/24/20, and does not correspond to the reporting segment classification of the properties as a whole (2) As a percentage of April rent and recovery charges

DEVELOPMENT UPDATE 10 COST TO CONSTRUCTION CASH REQUIREMENT As of 3/31/20 PROPERTY TYPE ESTIMATED COST COST TO DATE COMPLETE LOAN AVAILABLE REMAINING DEVELOPMENT Summit Place (Meeting Street) Multifamily $56M $53M $3M $3M $0M Charleston, SC Wills Wharf Office $120M $98M $22M $22M $0M Baltimore, MD TOTAL DEVELOPMENT $176M $151M $25M $25M $0M SHORT TERM CASH REDEVELOPMENT REQUIREMENT The Cosmopolitan (1) Mutlifamily $10M $9M $1M NA $1M Virginia Beach, VA Columbus Village I (1) Mixed-Use $8M $7M $1M NA $1M Virginia Beach, VA Apex Entertainment Building (Former Dick's Sporting Goods) Mixed-Use $8M $1M $7M NA $7M Virginia Beach, VA TOTAL REDEVELOPMENT $26M $17M $9M $9M SHORT TERM CASH DEVELOPMENT ON HOLD DEVELOPMENT PROJECTS WITH OUTSTANDING CASH REQUIREMENTS HAVE BEEN PUT ON HOLD REQUIREMENT Chronicle Mill Multifamily TBD $4M NA NA $0M Belmont, NC Southern Post Multifamily/Mixed-Use TBD $9M NA NA $0M Roswell, GA Ten Tryon Mixed-Use TBD $8M NA NA $0M Charlotte, NC TOTAL DEVELOPMENT ON HOLD $21M $0M TOTAL DEVELOPMENT, REDEVELOPMENT, & ON HOLD $202M $189M $34M $25M $9M (1) Represents the estimated cost to complete work thru 2020

MEZZANINE LOAN UPDATE 11 ALL MEZZANINE PROJECTS ARE FULLY FUNDED, NO FUTURE CASH REQUIREMENTS CASH ORIGINAL 2020 CURRENT 2020 PROJECT REQUIREMENT VARIANCE EXPECTATION EXPECTATION REMAINING Nexton Square $0 $0.4M $1.2M $0.8M The Residences at Annapolis Junction(1) $0 $5.2M $2.5M ($2.7M) Delray Beach Plaza (Whole Foods)(1) $0 $0.5M $0.5M - Solis Apartments at Interlock $0 $3.3M $3.3M - The Interlock $0 $12.5M $12.5M - Total Projected $0 $21.9M $20.0M ($1.9M) (2) Total Projected Mezzanine Loan Interest Expense ($4.2M) ($3.4M) $0.8M Total Projected Net Mezzanine Loan Interest Income $17.7M $16.6M ($1.1M) (1) Stopped GAAP recognition of mezzanine income as of 4/1/20 (2) Based on current projected forward yield interest curve

DEBT MATURITIES 12 As of 3/31/20 $400M CONSTRUCTION SECURED UNSECURED $300M $200M $100M $0M 2020 2021 2022 2023 2024 2025 and thereafter Effective Rate as Maturity Balance at Property ($ in thousands) Stated Rate of 3/31/2020 Date Maturity Hoffler Place L+3.24% 4.23% Jan-2021 $29,589 Summit Place L+3.24% 4.23% Jan-2021 30,135 Southgate Square L+1.60% 2.59% Apr-2021 19,462 4525 Main Street/Encore Apartments 3.25% 3.25% Sep-2021 54,780 Total Maturities through 2021 $133,966

DEBT METRICS 13 As of 3/31/20 unless otherwise noted SWAPS/CAPS $145M of 4-year interest rate swaps were entered into during 1Q20 Maturity Date Notional Amount Rate Swaps April 1, 2024 $ 25,000,000 0.496% April 1, 2024 $ 25,000,000 0.503% April 1, 2024 $ 25,000,000 0.550% June 26, 2024 $ 70,000,000 0.512% Total/WA New Swaps $ 145,000,000 0.514% Maturity Date Notional Amount Strike Rate WEIGHTED AVERAGE INTEREST RATE Caps 3.2% February 1, 2022 $ 100,000,000 1.750% March 1, 2022 $ 100,000,000 1.500% Total/WA New Caps $ 200,000,000 1.625% TOTAL FIXED/HEDGED 97% CASH FIXED CHARGE COVERAGE – ANNUALIZED APRIL RENT COLLECTION(1) 1.6X (1) Management’s anticipated cash EBITDA adjusted to reflect April’s rent collection (77.6%) less capex and mezzanine income divided by fixed charges (inclusive of the preferred dividend)